SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 28, 1998


                          ONE LIBERTY PROPERTIES, INC.
               (Exact name of registrant as specified in charter)


        Maryland                0-11083                13-3147497
        ---------------------------------------------------------
        (State or other  (Commission File No.)      (IRS Employer
         Jurisdiction of                             I.D. No.)
          Incorporation)

       60 Cutter Mill Road, Suite 303, Great Neck, New York        11021
       -------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)

   Registrant's telephone number, including area code            516-466-3100

Item 5.  Other Events.

         At a Board of Directors Meeting held on August 28, 1998, the Board amended certain provisions of the Corporation's By-Laws as follows:

1. Article II, Section 2 was amended to take out reference to the date for the 1988 Annual Meeting.

2. Article III, Section 3 was amended to delete reference to Merrill Lynch, Pierce, Fenner & Smith, Incorporated and to Firestone Tire and Rubber Company ("Firestone"). These entities are not affiliates of the Corporation and have not been for many years and therefore reference to persons affiliated with either of these as not being "independent directors" is not required.

3.   Article   III,   Section  12  was  amended  to  delete   reference  to  the
     Corporation's initial registration statement, filed in 1983, and references to Firestone, as these references are no longer applicable.

4. Article V was amended as follows:

     (a) Section 1 to delete the requirement that the President shall be selected from among the directors.

     (b) Section 4 was broken into two paragraphs and amended to include the duties of the Chief Executive Officer and to indicate that the Chairman of the Board or the President, may be the Chief Executive Officer.

     (c)  Section 4 and 5 were renumbered to 5 and 6, respectively.

     (d) Section 1 was amended to indicate that there may be one or more Vice President's and Section 7 (formerly Section 6) was revised to indicate that a Vice President shall perform such duties as the Board of Directors may prescribe.

     All amendments were adopted pursuant to Article XV of the By-Laws.

Item 7. Financial Statements, Proforma Financial Information and Exhibits

(a) By-Laws, as amended through August 28, 1998.

                                                    Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ONE LIBERTY PROPERTIES, INC.

                                               By: s/ Mark H. Lundy
                                                  -----------------------
                                               Mark H. Lundy
                                               Secretary

Date:    September 3, 1998

                          One Liberty Properties, Inc.

                                  B Y - L A W S
                                   as amended
                                 August 28, 1998

                                    ARTICLE I
                                     OFFICES

     Section 1. Principal Office. The principal office of the Corporation shall be in the City of Baltimore, State of Maryland.

     Section 2. Principal Executive Office. The principal executive office of the Corporation shall be in the City of New York, State of New York.

     Section 3. Other Offices. The Corporation may also have offices at such other places both within and without the State of Maryland as the Board of Directors may from time to time determine.

                                 ARTICLE II

                          MEETINGS OF STOCKHOLDERS

                  Section 1. Place of Meetings. Meetings of stockholders shall be held at such place within the United States as shall be determined from time to time by the Board of Directors and stated in the notice of meeting or in a duly executed waiver of notice thereof.
           Section 2. Annual Meeting The annual meeting of stockholders of the Corporation shall be held on the last Thursday in June or such other date as shall be designated annually by the Board of Directors and stated in the notice of the meeting, at which meeting the stockholders shall elect the class of directors whose terms shall expire for the year in question, and transact such other business as may properly be brought before the meeting.
      Section 3. Special Meetings. At any time in the interval between annual meetings, special meetings of the stockholders may be called by a majority of the Board of Directors, the President, the Chairman of the Board of Directors or, to the extent required by the Maryland General Corporation Law as amended from time to time, the stockholders of the Corporation. If a special meeting is called at the request of stockholders, such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on. Business of the Corporation transacted at any special meeting of stockholders by whomever called shall be limited to the purposes stated in the notice.
     Section 4. Notice of Meetings; Waiver of Notice. Not less than ten nor more than ninety days before the date of every stockholders' meeting, the Secretary shall give to each stockholder entitled to vote at such meeting, and to each stockholder not entitled to vote who is entitled by statute to notice, written or printed notice stating the time and place of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, either by mail or by presenting it personally to the stockholder or by leaving it at his residence or usual place of business. If mailed with postage thereon prepaid, such notice shall be deemed to be given when deposited in the United States mail, addressed to the stockholder at his post office address as it appears on the records of the Corporation.
       In the case of a special meeting of stockholders convened at the request of stockholders, as provided for in Section 3 above, the notice herein provided for shall be given by the Secretary, in the manner provided herein and in compliance with the Maryland General Corporation Law, as amended from time to time.
     Notice of any meeting of stockholders shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, or who shall, either before or after the meeting, submit a signed waiver of notice which is filed with the records of the meeting. If a meeting is adjourned to a time or place announced at the adjourned meeting, further notice of the meeting need not be given unless the Board of Directors after the adjournment fixes a new record date for the meeting or the meeting, is adjourned from time to time to a date more than 120 days after the original record date.
       Section 5. Quorum. At any meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of the shares of stock entitled to vote at the meeting shall constitute a quorum, unless otherwise provided by any statute or by the Articles of Incorporation. In the absence of a quorum no business may be transacted, except that the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement at the meeting, except as required by Section 4 above, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting, as originally notified.
     Section 6. Voting. A majority of the votes cast at a meeting of stockholders, duly called and at which a quorum is present, shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Articles of Incorporation. If a vote shall be taken on any question other than the election of directors, which shall be by written ballot, then unless required by statute or these By-Laws, or determined by the chairman of the meeting to be advisable, or demanded by stockholders, present in person or by proxy, entitled to cast ten percent (10%) in number of votes entitled to be cast at such meeting, any such vote need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting or by his proxy, and shall state the number of shares voted.
     Unless a statute or the Articles of Incorporation provide otherwise, each holder of record of outstanding shares of stock of the Corporation having voting power shall be entitled to one vote for every share of such stock on each matter submitted to a vote at a meeting of stockholders, and any fractional share of stock shall have proportionately the voting right of a whole share; but no share shall be entitled to vote if any installment payable thereon is overdue and unpaid. A stockholder may vote only the shares owned by him as shown on the record of stockholders of the Corporation as of the record date determined pursuant to Section 7 below or pursuant to applicable law and may cast his shares in person or by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact, but no proxy shall be valid after eleven months from its date, unless otherwise provided in the proxy. At all meetings of stockholders, unless the voting is conducted by inspectors, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting.
     Section 7. Fixing of Record Date. The Board of Directors may fix, in advance, a record date not more than ninety nor less than ten days before the date then fixed for the holding of any meeting of the stockholders. All persons who were holders of record of shares at such time, and no others, shall be entitled to vote at such meeting and any adjournment thereof.
     Section 8. Organization and Order of Business. At each meeting of the stockholders, the Chairman of the Board of Directors, or in his absence or inability to act, the President, or in the absence or inability to act of the Chairman of the Board and the President, the Vice President, shall act as chairman of the meeting. The Secretary, or in his absence or inability to act, any person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes thereof. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.
     Section 9. Inspectors. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fall to appear or act, the chairman of the meeting may, and on the request of any stockholder entitled to vote thereat shall, appoint inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as inspector of an election of directors. Inspectors need not be stockholders.
     Section 10. Consent of Stockholders in Lieu of Meeting. Except as otherwise provided by statute or the Articles of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if the following are filed with the records of stockholders meetings: (i) a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and (ii) a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting, but not entitled to vote thereat.
     Section 11. Certain Share Acquisitions. The tender offer commenced by Gould Investors L.P. ("Gould") on December 27, 1988, as such tender offer was amended on January 17, 1989, and as such tender offer may be further amended from time to time and any other acquisition by Gould of equity securities of the Corporation following the adoption of this Section 11 shall be exempt from any and all provisions of proposed Subtitle 7 of Title 3 of the Maryland General Corporation Law entitled "Corporations and Associations -- Special Voting Requirements and Control Share Acquisitions" (as such act or any act of similar import is now proposed or as it may be later introduced in, adopted, or later amended by the Maryland General Assembly) as, if and when such act becomes effective. Notwithstanding any other provision of these By-Laws, this Section 11 may not be amended, altered or repealed without either the written consent of Gould or the approval of the holders of at least two-thirds of the outstanding shares of capital stock.

                             ARTICLE III

                          BOARD OF DIRECTORS

                  Section 1. Number of Directors. The number of directors of the
Corporation shall be three (3). By vote of a majority of the entire Board of Directors, the number of directors fixed by the Articles of Incorporation or by these By-Laws may be increased or decreased by resolution from time to time, but may not exceed ten (10) nor be less than three (3). The tenure of office of a director shall not be affected by any decrease in the number of directors so made by the Board.
                  Section 2.  General  Powers.  The  business and affairs of the
Corporation shall be managed by its Board of Directors, which may exercise all of the powers of the Corporation, except such as are by law or by the Articles of Incorporation or by these By-Laws conferred upon or reserved to the stockholders.
                  Section 3.  Affiliations  of Board Members.  A majority of the members of the Board of Directors shall at all times be persons who are not Affiliates of an individual or corporate management company to whom the Board has delegated management duties as permitted in Section 18 of this Article and
Article VI paragraph (7) of the Articles of Incorporation (a "Management Company")(such directors being herein referred to as "Independent Directors").
                  As used in these  By-Laws,  the term  "Affiliate"  of  another person means any person directly or indirectly owning, controlling, or holding with power to vote, five percent or more of the outstanding voting securities of such other person; any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such other person; any person directly or indirectly controlling, controlled by or under common control with, such other person, corporation, partnership, trust, company or other entity.
                  Section 4. Election and Term. The directors of the Corporation shall be classified with respect to the time for which they shall severally hold office by dividing them into three classes, each class to be as nearly equal in number as possible, which classes shall be designated as Class 1, Class 2 and Class 3. Subject to the provisions hereof, the number of directors in each class shall from time to time be designated by the Board of Directors of the Corporation pursuant to these by-laws. At each annual meeting, the successors to the class of directors whose terms shall expire that year shall be elected to hold office for a term of three years so that each term of office of one class of directors shall expire in each year.
                  Section 5.  Vacancies.  Any vacancy  occurring in the Board of
Directors for any cause other than by reason of an increase in the number of directors may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum. Any vacancy occurring by reason of an increase in the number of directors may be filled by action of a majority of the entire Board of Directors. Directors who are not Affiliated with respect to the persons or entitles referred to in Section 3 of this Article shall be entitled to nominate another such non-affiliated person to fill a vacancy occurring amongst such directors. A director elected by the Board of Directors to fill a vacancy shall be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualifies.
                  Section 6. Removal of Directors. Only the stockholders may, at any meeting of stockholders duly called and at which a quorum is present, by the affirmative vote or consent of the holders of a majority of all of the outstanding shares entitled to vote, remove any director or directors from office, and only for cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.
                  Section  7.  Place  of  Meetings.  Meetings  of the  Board  of
Directors, regular or special, may be held in or out of the State of Maryland at such place as the Board of Directors may from time to time determine or as shall be specified in the notice of such meeting.
                  Section 8.  Annual  Meeting.  The first  meeting of each newly elected Board of Directors shall be held as soon as practicable after the annual meeting of the stockholders at which the directors were elected. The meeting, may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors, except that no notice shall be necessary if such meeting is held immediately after the adjournment, and at the site, of the meeting of stockholders.
     Section 9. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.
     Section 10. Special Meetings. Special meetings of the Board of Directors may be called by two or more directors of the Corporation or by the Chairman of the Board or the President.
                  Section 11. Notice of Special Meetings. Notice of each special meeting of the Board shall be given by the Secretary as hereinafter provided, in which notice shall be stated the time and place of the meeting each such meeting. Notice of each such meeting shall be delivered to each director, either personally or by telephone, telegraph, cable or wireless, at least twenty-four hours before the time at which such meeting is to be held, or by first-class mail, postage prepaid, addressed to him at his post-office address as it appears on the records of the Corporation, at least four days before the day on which such meeting is to be held. If mailed with postage prepaid, such notice shall be deemed to be given when deposited in the United States mail, addressed to the director at his address as it appears in the records of the Secretary.
                  Section 12. Quorum and Voting. At all meetings of the Board of
Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business, and the action of a majority of the directors present at any meeting, at which a quorum is present shall be the action of the Board of Directors unless the concurrence of a greater proportion is required for such act by statute, the Articles of Incorporation or these By-Laws.
                  Notwithstanding  the first  paragraph  of this Section 12, any action pertaining to a transaction involving the Corporation and any director or officer of the Corporation or any Affiliate of any of the foregoing persons shall be approved by a majority of the members of the Board of Directors who are not Affiliates of such interested parties, even if the disinterested directors constitute less than a quorum. In approving any such transaction, the non-interested directors must determine that: (a) the transaction is fair and reasonable to the Corporation and its shareholders;

(b) the terms of such transaction are at least as favorable as the terms of any comparable transactions made on an arm's length basis which are known to the directors; and

(c) if an acquisition of property is involved, the total consideration is not in excess of the appraised value of such property being acquired.

(d) if the transaction involves compensation to any Management Company for services rendered in a capacity other than that contemplated by the management arrangement, such compensation is not greater than the charges for comparable services available from other competent unaffiliated persons.

If a quorum shall not be present at any meeting of directors, the directors present at the meeting may, by a majority vote adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
     Section 13. Organization. The Chairman of the Board shall preside at each meeting of the Board. In the absence or inability of the Chairman of the Board to preside at a meeting, the President, or, in his absence or inability to act, another director chosen by a majority of the Directors present, shall act as chairman of the meeting and preside thereat. The Secretary (or, in his absence or inability to act, any person appointed by the Chairman shall act as secretary of the meeting and keep the minutes thereof.
     Section 14. Meeting by Conference Telephone. Members of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.
      Section 15. Consent in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if a written consent to such action is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.
     Section 16. Compensation. Directors may receive compensation for services to the Corporation in their capacities as directors in such manner and in such amounts as may be fixed from time to time by the Board, and expenses of attendance at each regular or special meeting of the Board of Directors, or of any committee thereof.
     Section 17. Investment Policies and Restrictions.
                   (a) It shall be the duty of the Board of Directors to ensure that the purchase, sale, retention and disposal of Corporation assets and the investment policies of the Corporation and the limitations thereon or amendment thereto are at all times in compliance with the restrictions applicable to real estate investment trusts pursuant to the Internal Revenue Code of 1986, as amended and as may be hereafter amended (the "Code").
                   (b) The Corporation may invest in any type of real property, mortgage loans (and, in both cases, in interests therein) and in other investments of any nature whatsoever; provided that the investment does not adversely affect the Corporation's ability to continue to qualify as a real estate investment trust under the Code; and provided further that the investment does not necessitate that the Corporation register as an investment company under the Investment Company Act of 1940 as amended and as may be hereafter amended.
                   Except as provided above, there shall be no limit on the number of investments in which the Corporation may invest or the percentage of the Corporation's assets invested in any one investment. The properties may be situated anywhere in the United States, without limit as to the concentration of investments in a particular geographic area.
                   After termination of the lease as to each of its properties under lease, the Corporation shall seek to relet or sell such property in such a manner as to maximize the ultimate return to the Corporation, considering the income and residual value potentials of such property. Any reletting or sale of such property may be to any company on the open market at the maximum obtainable price and terms. The Corporation may also consider the sale or other disposition of any of such properties prior to termination of the relevant lease if such sale or other disposition appears to be advantageous. The Corporation may take purchase money obligations as part payment in lieu of cash in connection with such sales (or any other sales of its properties not under lease), and may take into account local custom in negotiating the terms of repayment.
                   (c) The Corporation may finance and refinance its investments in whatever manner the Directors determine to be in the best interests of the stockholders. The method of financing and refinancing may include short, intermediate or long term borrowings, whether secured or unsecured, subject to the limitations set forth below. Borrowings may be in the form of bank borrowings, including unsecured borrowings or borrowings secured by a mortgage on the Corporation's current properties and/or the properties acquired, the issuance of commercial paper, or the issuance in public or private transactions of senior or subordinated notes or debentures, including notes or debentures convertible into shares of the Corporation's Common Stock. The Corporation may also, in public or private transactions, issue additional shares of its Common Stock, and may, in the discretion of the Board of Directors, combine any two or more of such financing methods.
                    (d) The cash proceeds of a sale or other disposition of the Corporation's assets may be reinvested in long-term investments, if such reinvestment can be made without adversely affecting the Corporation's ability to qualify as a real estate investment trust under the Code.
                   (e) The Corporation shall not (i) invest in the securities of other issuers for the purpose of exercising control (except where real property is the principal asset of a corporation and the acquisition of such property can best be effected by the acquisition of the stock of the corporation), nor (ii) underwrite securities of other issuers. The Corporation may purchase or otherwise reacquire its outstanding shares of Common Stock whenever necessary to maintain qualification as a real estate investment trust under the Code and also at any time and for such prices as the Directors deem appropriate without adversely affecting the ability of the Corporation to qualify as a real estate investment trust under the Code.
                   (f) The provisions of this Section 17 of Article III of these By-Laws are not subject to alteration, modification or repeal by the Board of Directors and may be altered, modified or repealed only by majority vote of the stockholders.
                   Section 18. Management Arrangements. The Board may delegate the duty of management of the assets and the administration of its day-to-day operations to a Management Company pursuant to a written contract or contracts which have obtained the requisite approvals, including the requisite approvals of renewals thereof, of the Board of Directors, including a majority of the Independent Directors as defined in Section 3 of this Article III, and the stockholders of the Corporation, as provided in the Articles of Incorporation.
                   In connection with the consideration and approval of any management arrangements, including renewals thereof, the Independent Directors shall be provided with such information as is deemed necessary so that such Directors will be fully informed in an impartial manner of all relevant factors with respect to such arrangements including, without limitation, information as to the available alternatives, the nature and quality of the services to be provided, and relevant compensation, operating expense and performance data, and will thereby be in a position to make a reasonable business Judgment with respect to such arrangements on the basis of arm's length bargaining. The minutes of meetings with respect to such determinations shall reflect such considerations.
                   The provisions of this Section 18 of Article III of these By-Laws are not subject to alteration, modification or repeal by the Board of Directors and may be altered, modified or repealed only by majority vote of the stockholders.
                                   ARTICLE IV
                                  COMMITTEES OF
                                    DIRECTORS

                  Section  1.  Executive  and  Other  Committees.  The  Board of
Directors may, by resolution adopted by a majority of the Board, appoint from among its members an Executive Committee or other committees each composed of two or more directors, provided that at least a majority of the members of any such committee shall be composed of directors who are Independent Directors, and may delegate to such committees any of the powers of the Board of Directors except the power to declare dividends or distributions on stock, recommend to the stockholders any action which requires stockholder approval, amend the By-Laws, approve any merger or share exchange which does not require stockholder approval or issue stock.
                  Section 2.  Minutes and  Reports.  The  committees  shall keep minutes of their proceedings and shall report the same to the Board of Directors at the meeting next succeeding, and any action taken by the committees shall be subject to revision and alteration by the Board of Directors, provided that no rights of third persons shall be affected by any such revision or alteration.
                  Section 3. Notice. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board, and a waiver thereof in writing, signed by the director entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the committee meeting in person shall be deemed equivalent to the giving of such notice to such director.
                  Section 4. Quorum, Voting and General. One-third, but not less than two, of the members of any committee shall be present in person at any meeting of such committee in order to constitute a quorum for the transaction of business and at such meeting, and the act of a majority present shall be the act of such committee. The Board may designate a chairman of any committee and such chairman or any two members of any committee may fix the time and place of its meetings unless the Board shall otherwise provide. In the absence or disqualification of any member of any committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Board shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member, or to dissolve any such committee.

                                ARTICLE V

                            OFFICERS AND AGENTS

                  Section 1. Number and Qualification. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chairman of the Board, a President, one or more Vice Presidents, a Secretary and a Treasurer. The Chairman of the Board shall be selected from among the directors. Two or more offices, except those of President and Vice President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law, the Articles of Incorporation or these By-Laws to be executed, acknowledged or verified by two or more officers. Such officers shall be elected by the Board of Directors at its first meeting after each annual meeting of stockholders and shall serve for one year and until their successors are chosen and qualify. The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.
                  Section 2.Compensation.The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.
                  Section 3. Removal and Vacancies. Any officer or agent may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy shall be filled by the Board of Directors for the unexpired portion of the term of the office which shall be vacant.
                  Section 4. Chief Executive Officer. The Chairman of the Board or the President, as designated by the Board of Directors, shall be the chief executive officer of the Corporation. The Chief Executive Officer shall direct, coordinate and control the Corporation's business and activities all in accordance with basic policies established by and subject to the control of the Board of Directors. The Chief Executive Officer may employ and discharge employees and agents of the Corporation except such as shall be appointed by the Board, and he may delegate these powers.
                  Section 5. The Chairman of the Board. The Chairman of the Board shall have general authority to execute bonds, deeds and contracts in the name and on behalf of the Corporation. The Chairman of the Board shall act as chairman at all meetings of the stockholders at which he is present, and, he shall preside at all meetings of the Board of Directors at which he is present. In the absence of the Chairman of the Board, his duties shall be performed and his authority may be exercised by the President, and, in the absence of the Chairman of the Board and the President, such duties shall be performed and such authority may be exercised by the Vice President, or in the absence of the Vice President, by such officer as may have been designated by the most senior officer of the Corporation who has made any such designation, with the right reserved to the Board of Directors to make the designation or supersede any designation so made.
                  Section 6. The President. The President may be the chief executive officer of the Corporation. The President shall be the chief operating officer of the Corporation. He shall implement the general directives, plans and policies formulated by the Board of Directors, in general shall have authority to exercise all powers delegated to him by the Board of Directors and shall establish operating and administrative plans and policies and direct and coordinate the Corporation's organizational components, within the scope of the authority delegated to him by the Board of Directors. He shall have general authority to execute bonds, deeds and contracts in the name of and on behalf of the Corporation and responsibility for the employment or appointment and discharge of such employees, agents and officers, except such as shall be appointed by the Board, as may be required to carry on the operation of the business. As provided in Section 5 of this Article V, in the absence of the Chairman of the Board, the President shall perform all the duties and exercise the authority of the Chairman of the Board. In the absence of the President, his duties shall be performed and his authority may be exercised by the Vice President, and in the absence of both the President and of the vice President by such officer as may have been designated by the most senior officer of the Corporation who has made any such designation, with the right reserved to the Board of Directors to make the designation or supersede any designation so made. The same individual, at the discretion of the Board of Directors, may serve as Chairman of the Board and President.
                  Section 7. Vice President. A Vice President shall perform such duties and have such powers as the Board of Directors may from time to time prescribe.
                  Section 8. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and shall record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors, Chairman of the Board or President, under whose supervision he shall act. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature.
                  Section 9. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors He shall disburse the funds of the Corporation as may be ordered by the Board of Directors taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.
                  Section 10. Delegation of Duties. In case of the absence of any officer of the Corporation or for any other reason that the Board may deem sufficient, the Board may confer for the time being the powers or duties, or any of them, of such officer upon any other officer or upon any director.
                  Section 11. Indemnification. To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify, and shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (i) any individual who is a present or former director, officer or employee of the Corporation or (ii) any individual who serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director or officer of such corporation or as a partner or trustee of such partnership, joint venture, trust or employee benefit plan at the request of the Corporation. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation.
                  Neither the amendment nor repeal of this Section nor the adoption or amendment of any other provision of the By-Laws or charter of the Corporation inconsistent with this Section shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.




                                   ARTICLE VI
                                 CERTIFICATES OF
                                      STOCK

                  Section 1. Form and Number. Each stockholder shall be entitled upon request to a certificate or certificates in such form as shall be approved by the Board which shall represent and certify the number and kind and class of shares owned by him in the Corporation provided, however, that certificates for fractional shares shall not be issued. Each certificate shall be signed by the Chairman of the Board or the President or Vice President and countersigned by the Secretary or the Treasurer and may be sealed with the corporate seal. The signatures may be either manual or facsimile signatures and the seal may be either facsimile or any other form of seal. In case any officer who has signed any certificate ceases to be an officer of the Corporation before the certificate is issued, the certificate may nevertheless be issued by the Corporation with the same effect as if the officer had not ceased to be such officer as of the date of its issue. Each stock certificate shall include on its face the name of the Corporation, the name of the stockholder and the class of stock and number of shares represented by the certificate. A stock certificate may not be issued by the Corporation until the stock represented by it is fully paid by the stockholder.
                  Section 2. Legends. Every stock certificate representing shares of stock which are restricted as to transferability by the Corporation shall contain a full statement of the restriction or state that the Corporation will furnish information about the restriction to the stockholder on request and without charge.
                  Section 3. Books of Account and Record of Stockholders. There shall be kept at the principal executive office of the Corporation correct and complete books and records of account of all the business and transactions of the Corporation. There shall be made available upon request of any stockholder, in accordance with Maryland law, a record containing the number of shares of stock issued during a specified period not to exceed twelve months and the consideration received by the Corporation for each such share.
                  Section 4. Information to Stockholder and Others. Any stockholder of the Corporation or his agent may inspect and copy during usual business hours the Corporation's By-Laws, minutes of the proceedings of its stockholders, annual statements of its affairs, and voting trust agreements on file at its principal office.
                  Section 5. Transfers of Shares. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates, if issued, for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Upon surrender to the Corporation or the transfer agent of the Corporation of the certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.
                  Section 6. Regulations. The Board may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.
                  Section 7. Lost, Destroyed or Mutilated Certificates. The holder of any certificates representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it upon the making of an affidavit of that fact by the person claiming the certificate of stock to be stolen, lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or certificates or his legal representative, to advertise the same in such manner as it shall require and to give the Corporation a bond, with sufficient surety, to indemnify it against any loss or claim which may arise by reason of the issuance of a new certificate.
                  Section B. Fixing of a Record Date for Dividends and Distributions. The Board may fix, in advance, a date not more than sixty days preceding the date fixed for the payment of any dividend or the making of any distribution or the allotment of rights to subscribe for securities of the Corporation or for the delivery of evidences of rights or evidences of interests arising out of any change, conversion or exchange of common stock or other Securities as the record date for the determination of the stockholders entitled to receive any such dividend, distribution allotment, rights or interests, and in such case only the stockholders of record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights or interests.

                                   ARTICLE VII
                                    DIVIDENDS

     Dividends upon the capital stock of the Corporation subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in its own shares, subject to the provisions of any statute and of the Articles of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Directors shall think conducive to the interests of the Corporation and the Directors may modify or abolish any such reserve in the manner in which it was created.

                                  ARTICLE VIII
                                ANNUAL STATEMENT

                  The Chairman of the Board, the President, the Vice President or the Treasurer shall prepare or cause to be prepared annually a full and correct statement of the affairs of the Corporation including a balance sheet and a financial statement of operations for the preceding fiscal year, which shall be certified by independent certified public accountants and distributed to shareholders within 120 days after the close of the Corporation's fiscal year and a reasonable period of time prior to the annual meeting of shareholders. Such annual statement shall also be submitted at the annual meeting, and shall be filed within twenty days thereafter at the principal office of the Corporation in the State of Maryland.

                                 ARTICLE IX

                                FISCAL YEAR

                  The  fiscal  year  of  the  Corporation   shall  be  fixed  by
resolution of the Board.







                                  ARTICLE X

                               DEPOSITORIES AND
                                 CUSTODIANS

     Section 1. Depositories. The funds of the Corporation shall be deposited with such banks or other depositories as the Board of Directors of the Corporation may from time to time determine.
     Section 2. Custodians. All securities and other investments shall be deposited in the safekeeping of such banks or other companies as the Board of Directors of the Corporation may from time to time determine.

                                ARTICLE XI

                               EXECUTION OF
                               INSTRUMENTS

                  Checks, notes, drafts, acceptances, bills of exchange and other orders or obligations for the payment of money shall be signed by such officer or officers or person or persons as the Board of Directors by resolution shall from time to time designate.

                               ARTICLE XII
                    INDEPENDENT PUBLIC ACCOUNTANTS

                  A firm of independent public accountants shall sign or certify the financial statements of the Corporation which are filed with the Securities and Exchange Commission and shall be selected annually by the Board of Directors.

                               ARTICLE XIII
                                   SEAL

                  The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Maryland". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                ARTICLE XIV

                               STOCK LEDGER

                  The Corporation shall maintain at its office in the City and State of New York, an original stock ledger containing the names and addresses of all stockholders and the number of shares held by each stockholder. Such stock ledger may be in written form or any other form capable of being converted into written form within a reasonable time for visual inspection.

                                ARTICLE XV

                                AMENDMENTS

                  The Board of Directors shall have the power, at any regular meeting or at any special meeting, if notice thereof be included in the notice of such special meeting, to alter, modify or repeal any By-Laws of the Corporation and to make new By-Laws, except that the Board of Directors shall not alter, modify or repeal Sections 17 or 18 of Article III of these By-Laws or any By-Laws made by the stockholders.
                  The stockholders shall have the power, at any annual meeting or at any special meeting if notice thereof be included in the notice of such special meeting, to alter, modify or repeal any By-Laws of the Corporation and to make new By-Laws.